NOTE AND MORTGAGE
ASSUMPTION AGREEMENT

(GCCFC 2007-GG9; Loan No. 166000059)

THIS NOTE AND MORTGAGE ASSUMPTION AGREEMENT ("Agreement") is executed July 26, 2012, effective as of July 26, 2012, and is entered into among U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2007-GG9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-GG9 ("Lender"), having an address at Corporation Trust Services, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, Illinois 60603, Re: GCCFC 2007-GG9; Loan No 166000059; PMZ-TWO RIVERS, L.L.C., JPG-TWO RIVERS, L.L.C. and AI-TWO RIVERS, L.L.C., each a Delaware limited liability company (collectively, "Original Borrower"), and each having an address at 401 North Michigan Avenue, Suite 250, Chicago, Illinois 60611 and ARHC AMTRVWI01, LLC, a Delaware limited liability company ("New Borrower"), having an address at 405 Park Avenue, 15th Floor, New York, New York 10022. Original Borrower and New Borrower are hereinafter sometimes collectively referred to as "Borrower Parties".

PRELIMINARY STATEMENT

A.           Original Borrower is the current owner of fee title to that certain real property ("Land") and the buildings and improvements thereon ("Improvements"), commonly known as "Two Rivers – Aurora Healthcare Clinic" located in the City of Two Rivers, County of Manitowoc, State of Wisconsin, more particularly described in Exhibit A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Project").

B.           Lender is the current owner and holder of a loan ("Loan") in the original principal amount of $22,640,000.00, as evidenced and/or secured by the documents described on Exhibit B attached hereto (together with any and all other agreements, documents, instruments evidencing, securing or in any manner relating to the Loan, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, shall hereinafter be collectively referred to as the "Loan Documents"). The Loan is secured in part by the Project, which Project is described in and encumbered by the "Security Instrument" described on Exhibit B.

C.           New Borrower desires to purchase the Project from Original Borrower and to assume Original Borrower's obligations under the Loan Documents as provided herein.

D.           A sale of the Project to, and the assumption of the Loan by, a third party without the consent of the holder of the Security Instrument is prohibited by the terms thereof.

E.           The Lender has agreed to consent to the following requested actions (collectively the "Requested Actions"): (i) Original Borrower selling the Project to New Borrower, and (ii) New Borrower assuming all of Original Borrower's obligations under the Loan Documents, on the terms and conditions hereinafter set forth.

In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

Article 1

ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

1.1           Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are incorporated into this Agreement by reference.

1.2           Original Borrower Representations. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

(a)          Authority of Original Borrower. Each Original Borrower entity is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and PMZ-Two Rivers, L.L.C. is qualified to transact business in the State of Wisconsin on behalf of each Original Borrower. Darlene E. Acker is the Vice President of PMZ-Two Rivers, L.L.C., James P. Gearen is the President of JPG-Two Rivers, L.L.C., and Luigi Bernardi is the President of AI-Two Rivers, L.L.C. (each an, "Authorized Officer"). The Authorized Officer of each Original Borrower, acting alone without the joinder of any other officer, any manager or any member of each Original Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind each Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by each Original Borrower has been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Original Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement or any other organizational document of any Original Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which any Original Borrower is a party or by which the Project may be bound or affected.

(b)          Compliance with Laws. To Original Borrower's knowledge, all permits, licenses, franchises or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect. Original Borrower has not received any written notice from any

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governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to any violations of zoning, building, environmental, fire, health, or other laws, ordinances, rules, codes or regulations.

(c)          Intentionally deleted.

(d)          Aurora Lease. The Lease Agreement dated December 6, 2006, between Original Borrower, as Landlord, and Aurora Medical Group, Inc., a Wisconsin non-stock corporation ("Aurora"), as Tenant, including a Guaranty of said lease provided by Aurora Health Care, Inc. to and for the benefit of Original Borrower, as Landlord (the "Aurora Lease"), is the only lease currently affecting the Project. To Original Borrower’s knowledge: (i) the Aurora Lease is currently in full force and effect and is unmodified; (ii) there are no leasing broker's or finder's commissions of any kind (“Leasing Commissions”) due or to become due with respect to the Aurora Lease or the Project (excluding Leasing Commissions that may become due in connection with any renewal, extension, expansion or other modification or amendment of the Aurora Lease that may be entered into after the date of this Agreement); (iii) no security deposit has been paid to the landlord under the Aurora Lease and (iv) no material default currently exists or with the passage of time, the giving of notice, or both, is due to exist under any of the Aurora Lease. There is no requirement under the Aurora Lease to obtain Aurora's consent to the Requested Actions.

(e)          Title to Project and Legal Proceedings. Original Borrower is the current owner of fee title in the Project. There are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person, entity, or government body or agency not disclosed in this Agreement.

(f)          Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower enforceable against Original Borrower, as limited herein, and the Project in accordance with their terms. Original Borrower acknowledges and agrees that none of the Requested Actions shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof. Original Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender, and Wells Fargo Bank, N.A. and LNR Partners, LLC and any and all other parties appointed and/or serving as servicers of the Loan ("Servicer"), all subsidiaries, parents and affiliates of Lender and Servicer and each of the foregoing parties' predecessors in interest, and each and all of their respective past, present and future partners, members, certificateholders, officers, directors, employees, agents, contractors, representatives, participants and heirs and each and all of the successors and assigns of each of the foregoing (collectively, "Lender Parties") with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. To the extent Original Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Original Borrower knowingly waives and relinquishes them.

(g)          Bankruptcy. Original Borrower has no intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("Bankruptcy Code"), or

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in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("Debtor Proceeding") under any local, state, federal or other insolvency law or laws providing relief for debtors, (ii) directly or indirectly cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Original Borrower or any members thereof or (iii) directly or indirectly cause the Project or any portion or any interest of Original Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

(h)          No Default. To Original Borrower's knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

(i)          Preferred Equity. Any preferred equity issued in accordance with Section 8(g) of the Security Instrument and that certain Lender Acknowledgement and Intercreditor Agreement dated as of April 17, 2007, by and between Original Borrower, LaSalle Bank National Association, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2007, and others, will be paid in full on the Acquisition Date (as hereinafter defined), and, if requested by Lender, Original Borrower shall provide Lender with evidence of the same on the Acquisition Date.

(j)          Legal Opinions. Original Borrower represents to Lender that Original Borrower was not required to deliver either a substantive non-consolidation opinion or a Delaware single member LLC opinion in connection with the origination of the Loan.

(k)          Management of Project. Pursuant to the Aurora Lease, which Lease New Borrower shall assume upon Lender's consent to the Requested Actions, Aurora has been managing the Project.

(l)          Reaffirmation. Original Borrower reaffirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.

1.3           Acknowledgments, Warranties and Representations of New Borrower. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

(a)          Authority of New Borrower. New Borrower is a duly formed, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Wisconsin. Jesse C. Galloway is an authorized signatory of New Borrower, and acting alone without the joinder of any other officer, manager, or member of New Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and the Loan Documents by New Borrower have been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the articles of organization, certificate of formation, operating

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agreement, limited liability company agreement, or any other organizational document of New Borrower or (ii) to New Borrower's knowledge, result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project is bound or affected.

(b)          Financial Statements. The financial statements and other information ("Financial Statements") of American Realty Capital Healthcare Trust Operating Partnership, L.P. and American Realty Capital Healthcare Trust, Inc. (collectively, "Principal") which have been previously delivered to Lender are true, complete and accurate in all material respects and accurately represent the financial condition of Principal as of the date thereof. All of the assets shown on Principal's Financial Statements are owned either directly by such Principal, individually, as its sole and separate property, or indirectly though its subsidiaries. There has not been any material adverse change to the financial condition of Principal between the date of the Financial Statements and the date of this Agreement. New Borrower also acknowledges and agrees to cause Principal to timely comply with all financial, bookkeeping and reporting requirements set forth in the Loan Documents, including, without limitation, those set forth in Section 17 of the Security Instrument. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes. Lender agrees that since New Borrower is a single member limited liability company, to the extent that American Realty Capital Healthcare Trust Operating Partnership, L.P. ("New Borrower Member"), New Borrower's sole member, files a tax return instead of New Borrower, that it will provide Lender with the tax returns for New Borrower Member instead of New Borrower. Similarly, to the extent that the balance sheets and financial statement of New Borrower are consolidated with those of Principal, that the consolidated balance sheets and financial statements will include the assets and liabilities of New Borrower and New Borrower will provide Lender with copies of said consolidated balance sheets and financial statements as well as separate balance sheets and financial statements of New Borrower, which will clearly indentify the assets and liabilities of New Borrower.

(c)          Bankruptcy Proceedings. Neither New Borrower nor any of New Borrower's managers, members, affiliates, including Principal, or other entities owned or controlled directly or indirectly by New Borrower or its managers or members (collectively, "Related Entities") has been a party to any Debtor Proceeding within seven (7) years prior to the date of this Agreement.

(d)          Defaults on Other Indebtedness. Neither New Borrower nor any Related Entities has materially defaulted under its or their obligations with respect to any other indebtedness.

(e)          New Borrower's Organizational Documents. Except for the transactions contemplated hereby and the acquisition of the Project on the date hereof, New Borrower has not transacted any business in New Borrower's name since its formation. New Borrower is and will continue to be in full compliance with all of its organizational documents and the single purpose entity and separateness requirements of the Loan Documents and such organizational documents do not conflict with any of such single purpose entity and separateness requirements of the Loan Documents.

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(f)          Assets of New Borrower. The only assets of New Borrower are the Project, the personal property owned by New Borrower and used in connection with the Project and cash or cash equivalents.

(g)          Management of Project. New Borrower has not retained the services of a property manager for all or any portion of the Project. New Borrower covenants and agrees to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to any change in the management of the Project.

(h)          Loans to Related Entities. There are no loans payable by New Borrower to any member(s) of New Borrower or any other Related Entities or other entities or persons.

(i)          New Borrower Parties' Interests. Neither New Borrower nor any of its members or managers is obtaining a loan to finance its interest in New Borrower or the Project or pledging its interest in New Borrower to any party, and none of New Borrower's members have any right to take over control from any of such other members.

(j)          Prohibited Person. New Borrower warrants and represents, after review of the website identified below, that neither New Borrower nor Principal nor any of their respective officers or directors is an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 24, 2001 (“EO13224“), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC“) most current list of “Specifically Designated Nationals and Blocked Persons“ (which list may be published from time to time in various media including but not limited to, the OFAC website, http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf, (iii) who commits, threatens to commit or supports “terrorism“, as that term is defined in EO13224, or (iv) who, to the knowledge of New Borrower, is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] – [iv] above are herein referred to as a “Prohibited Person“). New Borrower covenants and agrees that neither New Borrower nor Principal nor any of their respective officers or directors will (a) knowingly conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. New Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (x) neither New Borrower nor Principal nor any of their respective officers or directors is a Prohibited Person and (y) neither New Borrower nor Principal nor any of their respective officers or directors has (a) knowingly conducted any business, or engaged in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

(k)          Loan Documents. The Loan Documents, as amended hereby, from and after the date hereof, are valid and legally binding obligations of New Borrower, enforceable

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against New Borrower and the Project in accordance with their terms. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project. New Borrower agrees that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged. New Borrower has no defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action of any kind or nature whatsoever against the Lender Parties with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. To the extent New Borrower would be deemed to have any such defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action as of the date hereof, New Borrower knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents.

(l)          No Default. To New Borrower's actual knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.

(m)          Inspections. Other than that certain Property Condition Report for the Project dated April 5, 2012, prepared by Nova Consulting under Project No. R12-0996, that certain Phase 1 Environmental Site Assessment for the Project dated April 6, 2012, prepared by Nova Consulting under Project No. R12-0996, and that certain Survey of the Project dated June 14, 2012, prepared by American Surveying & Mapping under Project No. 1200260, New Borrower has not obtained any other written inspection reports relating to the Project. Additionally, New Borrower has not obtained any tenant estoppel certificates from the tenants located at the Project that have not been delivered to Lender.

(n)          Affirmation. To New Borrower's actual knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.

Article 2

ACKNOWLEDGMENTs and COVENANTS OF BORROWER PARTIES

As a material inducement to Lender to enter into this Agreement and to consent to Requested Actions each of Borrower Parties, as to itself only, acknowledges, warrants, represents, covenants and agrees (to the extent applicable, as further stated below in this Article 2) to and with Lender as follows:

2.1           Assumption of Loan. New Borrower hereby assumes the indebtedness due under the Note, the Loan and all of Original Borrower’s other obligations, as grantor, mortgagor, borrower, assignor, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents, as amended hereby, to the same extent as if New Borrower had signed such instruments. New Borrower agrees to comply with and be bound by all the terms, covenants and

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agreements, conditions and provisions set forth in the Loan Documents, as amended hereby, from and after the Acquisition Date.

2.2           Indebtedness. Original Borrower represents, and New Borrower acknowledges that as of the date hereof, the outstanding principal balance of the Loan is $22,640,000.00 and the following escrow and reserve balances (collectively, "Escrow Balances") are being held by Lender: (i) a tax escrow balance of $-0-; (ii) an insurance escrow balance of $-0-; (iii) a replacement reserve escrow balance of $-0-; and (iv) a reserve escrow balance of $-0-. Further, Borrower Parties acknowledge and agree that Lender will continue to hold the Escrow Balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. In the event of any error in, or omission from, the foregoing, Lender shall not be prejudiced, limited, or estopped, in any way in its right to charge, collect and receive any and all monies lawfully due Lender under the Loan Documents. By its execution hereof, Lender represents and warrants to New Borrower that to Lender's actual knowledge (i) the amounts set forth above are correct, (ii) Lender has not issued any written notices of default to Original Borrower which have not been cured, and (iii) there are no existing material defaults under the Loan Documents.

2.3           Assumption Fee. Simultaneously with or prior to the execution hereof, Original Borrower shall pay to or has paid Lender: (i) an application fee of $5,000.00; (ii) an administration fee equal to $125.00; (iii) a flood determination fee equal to $15.00; (iv) a credit review fee equal to $600.00; and (v) an insurance review fee equal to $400.00; and New Borrower shall pay to Lender an assumption fee equal to $113,200.00, which is 0.5% of the outstanding principal balance of the Loan; each of which Borrower Parties agrees are fees for new consideration and are not interest charged in connection with the Loan.

2.4           Payment of Transaction Costs and Expenses. Original Borrower shall pay at the time of execution of this Agreement by Lender: (a) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (b) all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement; and (c) the costs of updating Lender's policy of title insurance insuring the Security Instrument to a current date and endorsing such policy to include this Agreement in the description of the Security Instrument with no additional exceptions, or, at Lender's option, the cost of obtaining a new Lender's policy of title acceptable to Lender insuring the Loan Documents as affected by this Agreement.

2.5           Release and Covenant Not To Sue. Each of Borrower Parties, as to itself and all of its heirs, successors and assigns only, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of completion of the Requested Actions ("Acquisition Date") for matters arising out of or relating to (a) the Loan, including the administration or funding thereof, (b) the Loan Documents, (c) the Indebtedness, (d) the Project, and (e) any other agreement or transaction between Borrower Parties or any one of them and any of Lender Parties

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concerning matters arising out of or relating to the items set forth in subsections (a) – (d) above. Each of Borrower Parties, as to itself and all of its respective heirs, successors and assigns only, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

2.6           Further Assurances. Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

Article 3

ADDITIONAL PROVISIONS

3.1           Modifications to Loan Documents.

(a)          Security Instrument and other Loan Documents.

(i)          All references to the term "Guarantor" in the Security Instrument or in any of the other Loan Documents shall hereafter mean and refer, individually and collectively, to "American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership and American Realty Capital Healthcare Trust, Inc., a Maryland corporation."

(ii)         All references in the Security Instrument or in any other Loan Documents to the words: "any Tenant in Common" or "Tenant in Common" or "such Tenant in Common" or "a Tenant in Common" or "all Tenants in Common" or "the subject Tenant in Common" or "PMZ-Two Rivers" are hereby replaced by the word "Mortgagor," "Borrower,", "Assignor," or "Company," as applicable to the particular Loan Document.

(iii)        All references to the words "undivided tenant-in-common interest" or "undivided ownership interest" in the Security Instrument or in any of the other Loan Documents are hereby deleted.

(iv)        The reference to "Zeller Management Corporation" in Section 1(j) of the Security Instrument is hereby replaced with "American Realty Capital Healthcare Properties, LLC."

(v)         All references to the term "Governing Entity" in the Security Instrument shall hereafter mean and refer, individually and collectively, to "American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership and American Realty Capital Healthcare Trust, Inc., a Maryland corporation."

(vi)        The definitions of the term "Change of Control" in Section 8(e) of the Security Instrument is hereby amended to read as follows:

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""Change of Control" means that upon the consummation of any Transfer, Mortgagor is not Controlled by, directly or indirectly, the Persons that Control Mortgagor as of July __, 2012."

(vii)       The definitions of the terms "Co-Tenancy Transfer," "Permitted Transferee," and "Surviving Guarantor" and all references thereto in Section 8(e) or any other Section of the Security Instrument are hereby deleted.

(viii)      The definition of the term "New Guaranty" in Section 8(e) of the Security Instrument is hereby amended to read as follows:

"New Guaranty" means a guaranty agreement in form, scope and substance that is similar in all material respects to the Guaranty executed by the Person who is being replaced as Guarantor or the assumption by such Person of all of the obligations of the Person who is being replaced as Guarantor under the guaranty executed by such Person."

(ix)         Part (C) of the definition of "Permitted Transfer" in Section 8(e) of the Security Instrument is hereby deleted.

(x)          Sections 8(g) and 52 of the Security Instrument are hereby deleted.

(xi)         The last paragraph in Section 8(h) of the Security Instrument is hereby amended to read as follows:

"Not more than ten (10) days after the consummation of a Permitted Transfer that involved the conveyance of direct equity ownership interests in Mortgagor or greater than a five percent (5%) limited partnership interest in American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership, Mortgagor shall deliver to Mortgagee Mortgagor's signed certificate that identifies the Transferee and states to the effect that such Transfer was a Permitted Transfer that satisfied in all material respects the applicable provisions of this Paragraph 8, including, without limitation, the conditions of this Subparagraph."

(xii)        Section 9(g) of the Security Instrument is hereby amended to read as follows:

"(g)          Mortgagor has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, good standing and right to do business in the state where it is organized or registered and in the state where the Premises are located, and Mortgagor will not, and will not permit American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership, to amend, modify, or otherwise change the articles of organization, operating agreement, or other organizational documents of Mortgagor in a manner that would cause Mortgagor to be in violation of any other provision of this Paragraph 9, without the prior written consent of Mortgagee, which consent will not be unreasonably withheld, delayed, or conditioned."

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(xiii)       Section 9(o) of the Security Instrument is hereby amended to read as follows:

"(o)          American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership will at all times cause Mortgagor to comply with each of the representations, warranties and covenants contained in this Paragraph 9."

(xiv)      The Section 22(o) of the Security Instrument is hereby deleted in its entirety.

(b)          Note.

(i)          The last paragraph of Section 13 of the Note is hereby amended by inserting the word "or" immediately preceding subsection (vi) thereof and deleting the clause "or (vii) such Tenant in Common files, commences, seeks or prosecutes an action for partition or forced sale of all or any portion of the Premises and/or Improvements."

(ii)         All references in the Note to the term "Applicable Guarantor" shall hereafter mean and refer, individually and collectively, to "American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership and American Realty Capital Healthcare Trust, Inc., a Maryland corporation."

3.2           Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or assumption of the Loan, or a consent to any secondary financing or secondary encumbrance on the Project or New Borrower or any interests in New Borrower.

3.3           Release of Original Indemnitor and Original Borrower. By its execution hereof, Lender, subject to Section 3.7 of the Guaranty (as defined in Exhibit B attached hereto) hereby releases (a) Original Indemnitor (as defined in the Joinder by and Agreement of Original Indemnitor attached hereto (the "Original Indemnitor Joinder")) from their respective obligations under each respective Guaranty, (b) Paul M. Zeller ("Zeller"), pursuant to Section 1.2(e) of the Zeller Guaranty (as defined in Exhibit B attached hereto), from his obligations under the Environmental Indemnity (as defined in Exhibit B attached hereto) (the "Zeller Environmental Indemnity Obligations under Guaranty") in accordance with and subject to the terms of the Original Indemnitor Joinder and (c) Original Borrower for any acts or events occurring or obligations arising under the Loan Documents after the Acquisition Date with the exception of any liability of Original Borrower based upon (i) any material misrepresentation of Original Borrower in this Agreement or any other document executed in connection herewith and/or (ii) its obligations under the Environmental Indemnity (as defined in Exhibit B attached hereto) (the "Environmental Indemnity Obligations") that are caused by Original Borrower or any of its agents or result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Law (as defined in the Environmental Indemnity) prior to the Acquisition Date. Original Borrower shall bear the burden of proving when any Hazardous Substance (as defined in the Environmental Indemnity) first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of an Environmental Law

11

first occurred; provided, however, the foregoing burden of proof is for the benefit of the Lender, its successors and assigns only, and is not for the benefit of any other party, including without limitation New Borrower, New Indemnitor, and Aurora.

3.4           UCC Filings. New Borrower hereby grants and confirms unto Lender a first lien priority interest in all of New Borrower's personal property and all of the fixtures located at the Project to the maximum extent permitted by the Uniform Commercial Code ("UCC"). Borrower Parties hereby consent to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office, including, but not necessarily limited to, the state of organization of New Borrower and in the Records (collectively "Filings") in order to perfect or continue the perfection of said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of either of the Borrower Parties.

3.5           References to Loan Documents. All references to the term Loan Documents in the Security Instrument and the other Loan Documents shall hereinafter be modified to include this Agreement and all documents executed and/or required in connection with the Requested Actions.

Article 4

MISCELLANEOUS PROVISIONS

4.1           No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

4.2           No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

4.3           Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

4.4           Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or

12

interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement are the free and voluntary act of Borrower Parties.

4.5           Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

4.6           Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or a nationally recognized overnight courier service (such as FedEx), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

c/o Wells Fargo Bank, N.A.

Wells Fargo Commercial Mortgage Servicing

MAC D1086-120

550 S. Tryon Street, 14th Floor

Charlotte, NC 28202

Re: GCCFC 2007-GG9; Loan No.: 166000065

With a copy to:

13

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attn:   Director of Servicing

Re: GCCFC 2007-GG9 Loan No.: 166000065

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

PMZ-TWO RIVERS, L.L.C.;

JPG-TWO RIVERS, L.L.C.; and

AI-TWO RIVERS, L.L.C.

401 North Michigan Avenue, Suite 250

Chicago, Illinois 60611

Attn: Darlene Acker

Facsimile: (312) 640-7699

With a copy to:

Larkin Hoffman Daly & Lindgren, Ltd.

1500 Wells Fargo Plaza

7900 Xerxes Avenue South

Bloomington, Minnesota 55431

Attn: Thomas P. Stoltman, Esq.

Facsimile: (952) 842-1714

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

ARHC AMTRVWI01, LLC

c/o American Realty Capital

405 Park Avenue, 15th Floor

New York, New York 10022

Attn: Edward M. Weil, Jr.

Facsimile: (857) 207-3397

With a copy to:

American Realty Capital V, LLC

405 Park Avenue, 15th Floor

New York, New York 10022

Attn: Jesse C. Galloway

Facsimile: (646) 861-7751

4.7           Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State in which the Project is located.

4.8           Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

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4.9           Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Lender's consent to the Requested Actions shall not be deemed to constitute Lender's consent to any provisions of the organizational documents that would be in violation of the terms and conditions of any of the Loan Documents.

4.10         Time of Essence; Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

4.11         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

4.12         New Indemnitor Joinder. New Indemnitor (as defined in the Joinder By and Agreement of New Indemnitor attached hereto) shall assume the obligations of Paul M. Zeller under the Guaranty, including the Zeller Environmental Indemnity Obligations under Guaranty pursuant to the Joinder By and Agreement of New Indemnitor attached hereto.

4.13         WAIVER OF TRIAL BY JURY. BORROWER PARTIES AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THE SECURITY INSTRUMENT, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER PARTIES AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER PARTIES AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:	LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2007-GG9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-GG9

By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

By:	/s/ Arnold Shulkin
Arnold Shulkin, Vice President

The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:	ORIGINAL BORROWER:

PMZ-TWO RIVERS, L.L.C., a Delaware limited liability company

By:	/s/ Darlene E. Acker
Name:	Darlene E. Acker
Title:	Vice President

The parties have executed and delivered this Agreement as of the day and year first above written.

ORIGINAL BORROWER:

JPG-TWO RIVERS, L.L.C., a Delaware limited liability company

By:	/s/ James P. Gearen
Name:	James P. Gearen, President

The parties have executed and delivered this Agreement as of the day and year first above written.

ORIGINAL BORROWER:

AI-TWO RIVERS, L.L.C., a Delaware limited liability company

By:	/s/ Luigi Bernardi
Name:	Luigi Bernardi, President

The parties have executed and delivered this Agreement as of the day and year first above written.

NEW BORROWER:

ARHC AMTRVWI01, LLC, a Delaware limited liability company

By:	/s/ Jesse C/ Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

EXHIBIT A

LEGAL DESCRIPTION

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EXHIBIT B

LOAN DOCUMENTS

1.          Mortgage Note dated December 6, 2006, in the principal amount of $22,640,000.00 (the "Note"), executed by Original Borrower in favor of Goldman Sachs Commercial Mortgage Capital, L.P. ("Original Lender"), and endorsed to the order of Lender.

2.          Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 6, 2006 ("Security Instrument"), executed by Original Borrower in favor of Original Lender and recorded as Document No. 1020241, in Volume 2239, Page 72 with the Register of Deeds of Manitowoc County, Wisconsin ("Records"), and assigned to Lender.

3.          Assignment of Leases and Rents dated as of December 6, 2006 ("Assignment of Leases and Rents"), executed by Original Borrower in favor of Original Lender and recorded as Document No. 1020242, in Volume 2239, Page 158 of the Records, and assigned to Lender.

4.          UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party, and recorded as Document No. 1020243, in Volume 2239, Page 174 of the Records, and assigned to Lender.

5.          UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party and filed with the Secretary of State of Delaware under File No. 6426687, and assigned to Lender.

6.          Guaranty dated as of December 6, 2006, executed by Paul M. Zeller in favor of Original Lender (the "Zeller Guaranty"), and assigned to Lender.

7.          Investor Guaranty dated as of December 6, 2006, executed by Luigi Bernardi in favor of Original Lender (the "Bernardi Guaranty"), and assigned to Lender.

8.          Investor Guaranty dated as of December 6, 2006, executed by James P. Gearen in favor of Original Lender (the "Gearen Guaranty", together with the Bernardi Guaranty and the Zeller Guaranty, the "Guaranty"), and assigned to Lender.

9.          Environmental and Hazardous Substance Indemnification Agreement dated as of December 6, 2006 ("Environmental Indemnity"), executed by Original Borrower in favor of Original Lender, and assigned to Lender.

EXHIBIT C

INTENTIONALLY DELETED

JOINDER BY AND AGREEMENT OF ORIGINAL INDEMNITOR

The undersigned, PAUL M. ZELLER, LUIGI BERNARDI and JAMES P. GEAREN (being collectively and individually the "Original Indemnitor") under the Guaranty executed in connection with the Loan described in the Note and Mortgage Assumption Agreement ("Agreement") to which this Joinder by and Agreement of Original Indemnitor ("Original Indemnitor Joinder") is attached each as to himself only, hereby represent and warrant to, and acknowledge and agree with, Lender the following:

1.          Defined Terms. All capitalized terms used in this Original Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

2.          Reaffirmation of Guaranty. The Guaranty, including the Zeller Environmental Indemnity Obligations under Guaranty, constitutes the valid, legally binding joint and several obligation of Original Indemnitor, enforceable against Original Indemnitor in accordance with its respective terms. By Original Indemnitor's execution hereof, Original Indemnitor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which Original Indemnitor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty, including the Zeller Environmental Indemnity Obligations under Guaranty, or any of the other Loan Documents.

3.          Agreements of Original Indemnitor. Original Indemnitor consents to the execution and delivery of the Agreement by Original Borrower and New Borrower and agrees and acknowledges that, except as set forth in paragraphs 5 and 6 below, the liability of Original Indemnitor under the Guaranty and the Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

4.          Authority Representations by the Original Indemnitor. Each Original Indemnitor as to himself only represents that the execution and delivery of, and performance under, this Original Indemnitor Joinder and the Guaranty  by Original Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Indemnitor is a party or by which the Project may be bound or affected.

5.          Release of Original Indemnitor under Guaranty. Notwithstanding anything to the contrary in this Original Indemnitor Joinder, the Agreement, the Security Instrument, or the other Loan Documents, Original Indemnitor's obligations hereunder and under the Guaranty shall not apply with respect to, and by acceptance of this Original Indemnitor Joinder, Lender agrees that, subject to Section 3.7 of the Guaranty, Original Indemnitor is hereby released from any and all of Original Indemnitor's obligations under the Guaranty (the "Guaranteed Obligations") for acts or events occurring or obligations arising after the Acquisition Date except: (i) if such Guaranteed Obligations are caused by Original Borrower and/or Original Indemnitor and/or any of their agents, and (ii) for the Zeller Environmental Indemnity

Obligations under Guaranty occurring after the Acquisition Date if such Zeller Environmental Indemnity Obligations under Guaranty are (a) caused by Original Borrower, Original Indemnitor and/or any of their agents or (b) result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of any Environmental Law (as defined in the Environmental Indemnity) prior to the Acquisition Date. For purposes of this Original Indemnitor Joinder, Original Indemnitor shall bear the burden of proving when any Hazardous Substance (as defined in the Environmental Indemnity) first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of any Environmental Law first occurred; provided however, the foregoing burden of proof is for the benefit of Lender, its successors and assigns only, and is not for the benefit of any third party, including, without limitation, New Borrower, New Indemnitor, and Aurora.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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The undersigned Original Indemnitor has executed and delivered this Original Indemnitor Joinder to be effective as of the date of the Agreement.

ORIGINAL INDEMNITOR:

PAUL M. ZELLER

STATE OF	)
) SS.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ________, 2012, by PAUL M. ZELLER. He is ____ personally known to me or ____ produced ________________________ as identification and did not take an oath.

Notary Public
Print Name:

My Commission Expires:

[Notarial Seal]

The undersigned Original Indemnitor has executed and delivered this Original Indemnitor Joinder to be effective as of the date of the Agreement.

ORIGINAL INDEMNITOR:

LUIGI BERNARDI

STATE OF	)
) SS.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ________, 2012, by LUIGI BERNARDI. He is ____ personally known to me or ____ produced ________________________ as identification and did not take an oath.

Notary Public
Print Name:

My Commission Expires:

[Notarial Seal]

The undersigned Original Indemnitor has executed and delivered this Original Indemnitor Joinder to be effective as of the date of the Agreement.

ORIGINAL INDEMNITOR:

JAMES P. GEAREN

STATE OF	)
) SS.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ________, 2012, by JAMES P. GEAREN. He is ____ personally known to me or ____ produced ________________________ as identification and did not take an oath.

Notary Public
Print Name:

My Commission Expires:

[Notarial Seal]

JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership and American Realty Capital Healthcare Trust, Inc., a Maryland corporation (collectively "New Indemnitor"), being collectively and individually the Principal referred to in the Agreement to which this Joinder (the "New Indemnitor Joinder") is attached, intending to be legally bound under the terms and provisions of the Guaranty pursuant to the provisions of this New Indemnitor Joinder, hereby represents and warrants to and acknowledges and agrees with Lender the following:

1.          Defined Terms. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement.

2.          Benefit to New Indemnitor. Each New Indemnitor, owning a direct and/or indirect interest in New Borrower as a result of the Requested Actions, shall receive a substantial benefit from Lender's consent to the Requested Actions.

3.          Additional Payment Guaranty.

(a) As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, and in addition to, and not in substitution for or modification or amendment of, the provisions of the Guaranty, New Indemnitor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment of any deductible for any insurance policy required by Sections 2(a), 2(c), 2(e), or 2(g) of the Security Instrument which is not paid by Aurora under the Aurora Lease (the “Property Insurance Deductible”) within ten (10) days after such amount becomes due and payable (the "Insurance Deductible Guaranty") and New Indemnitor shall provide evidence of such payment to Lender within five (5) days of payment. New Indemnitor agrees to pay the Property Insurance Deductible before any proceeds from insurance shall be disbursed to New Borrower and/or Aurora.

(b) Pursuant to Subsections (B), (C), and (D) of Section 2(a)(ii) of the Security Instrument, New Borrower is required to obtain, or cause Aurora to obtain, business income and extra expense insurance covering losses, including, but not limited to, a loss of business income and Rents (as defined in the Security Instrument), for a period of eighteen (18) months. As of the Acquisition Date, however, Aurora has only obtained insurance covering such losses for a period of twelve (12) months, and New Borrower has not obtained insurance coverage to fill the six (6) month gap between the period covered and the period required to be covered by Subsections (B), (C), and (D) of Section 2(a)(ii) of the Security Instrument (the "Business Income Insurance Gap"). As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, and in addition to, and not in substitution for or modification or amendment of, the provisions of the Guaranty, New Indemnitor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment of one hundred percent (100%) of the Rents receivable from the Mortgaged Property (as defined in the Security Instrument) during the Business Income Insurance Gap (the "Business Income Gap Guaranty", together with the Insurance Deductible Guaranty, the "Additional Payment Guaranty"). Notwithstanding the foregoing, New Indemnitor shall not be liable for the Business Income Gap Guaranty unless and until the proceeds from Aurora's business income insurance policy have been exhausted.

(c) New Indemnitor hereby specifically acknowledges and agrees that the Additional Payment Guaranty is a separate and distinct guaranty obligation of New Indemnitor and that it is in addition to, and not in lieu of, or otherwise incorporated with or into, any of New Indemnitor's other obligations under the Guaranty pursuant to, and as modified by, this New Indemnitor Joinder.

4.          Assumption by New Indemnitor of Guaranty. From and after the Acquisition Date, New Indemnitor hereby, jointly and severally, assumes and agrees to be liable and responsible for and bound by all of Original Indemnitor's obligations, agreements and liabilities arising from and after the Acquisition Date, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, including the Zeller Environmental Indemnity Obligations under Guaranty, as the Guaranty has been amended hereby, and as fully and completely as if New Indemnitor had originally executed and delivered such Guaranty, as amended hereby, as the guarantor thereunder. New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor arising from and after the Acquisition Date under, pursuant to and as set forth in the Guaranty, including the Zeller Environmental Indemnity Obligations under Guaranty, as the Guaranty has been amended hereby, at the time, in the manner and otherwise in all respects as therein provided. With respect to the Zeller Environmental Indemnity Obligations under Guaranty, the liability of New Indemnitor shall be joint and several with that of New Borrower and shall not be limited to those environmental obligations occurring from and after the Acquisition Date. From and after the date hereof, the Guaranty is amended as follows: (a) all references to the term "Borrower" used in the Guaranty shall mean and refer to the New Borrower and the term "Guarantor" used in the Guaranty shall mean and refer to the New Indemnitor; and (b) the last paragraph of Section 1.2 of each Guaranty is hereby amended by inserting the word "or" immediately preceding subsection (vi) and deleting the clause "or (vii) the Company files, commences, seeks or prosecutes an action for partition or forced sale of all or any portion of the Premises and/or Improvements."

5.          Authority Representations by New Indemnitor. The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder and the Guaranty will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected.

6.          Notices to New Indemnitor. From and after the Acquisition Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the New Indemnitor at the following address:

American Realty Capital Healthcare Trust Operating
Partnership, L.P.

c/o American Realty Capital

405 Park Avenue, 15th Floor

New York, New York 10022

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Attn: Edward M. Weil, Jr.

Facsimile: (857) 207-3397

With a copy to:

American Realty Capital Healthcare Trust, Inc.

c/o American Realty Capital

405 Park Avenue, 15th Floor

New York, New York 10022

Attn: Jesse C. Galloway

Facsimile: (646) 861-7751

All notices to be sent by New Indemnitor to Lender under the Guaranty and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement to which this New Indemnitor Joinder is attached.

7.          Joint and Several Liability. If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

3

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

NEW INDEMNITOR:

Witnesses:	AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
Print Name:
	By:	American Realty Capital Healthcare Trust, Inc.,
a Maryland corporation, its general partner
Print Name:
By:
Name:
Title:

STATE OF	)
) SS.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ________, 2012, by _________________, as _____________ of American Realty Capital Healthcare Trust Inc., a Maryland corporation, on behalf of the company as the general partner of American Realty Capital Healthcare Trust Operating Partnership, L.P., a Delaware limited partnership, on behalf of the limited partnership. He/She is ____ personally known to me or ____ produced ________________________ as identification and did not take an oath.

Notary Public
Print Name:

My Commission Expires:

[Notarial Seal]

NEW INDEMNITOR:

Witnesses:	American Realty Capital Healthcare Trust, Inc., a Maryland corporation

Print Name:	By:
Name:
Title:
Print Name:

STATE OF	)
) SS.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ________, 2012, by _________________, as _____________ of American Realty Capital Healthcare Trust, Inc., a Maryland corporation, on behalf of the corporation. He/She is ____ personally known to me or ____ produced ________________________ as identification and did not take an oath.

Notary Public
Print Name:

My Commission Expires:

[Notarial Seal]

2